Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 12 — PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of December 31,
	2023	2022
As cost:
Land and building	$1,885,786	$7,881,202
Furniture, fixtures and equipment	39,743	13,412
Computer equipment	243,314	164,536
Motor vehicles	108,989	108,994
	2,277,832	8,168,144
Less: accumulated depreciation	(556,548)	(808,728)
Property and equipment, net	$1,721,284	$7,359,416

Depreciation expense for the years ended December 31, 2023 and 2022 were $261,323 and $392,873, respectively.

For the year ended December 31, 2023, the Company sold one of its office premises to an independent third party for a consideration of $6.13 million and a gain on disposal of $664,816 was recognized. The office premise was pledged for a mortgage loan (see Note 13).